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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):             May 6, 1998
                                                     -------------------------


                              HINES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                       33-99452                 521720681
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


12621 Jeffrey Road, Irvine, California                             92620
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:            (949) 559-4444
                                                               --------------

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Item 5.   Other Events.

          On May 6, 1998, Hines Horticulture, Inc., a newly-formed Delaware corporation, announced in a press release that it filed a Registration Statement on Form S-1 with the Securities and Exchange Commission relating to the proposed public offering of its common stock. Hines Holdings, Inc. and Hines Horticulture, Inc. will merge prior to the offering and Hines Horticulture, Inc. will succeed to the business of Hines Holdings, Inc. The press release is attached as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          99.1 Press Release dated May 6, 1998 issued by Hines Horticulutre,
Inc.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HINES HOLDINGS, INC.
Dated: May 11, 1998                      By: /s/ Claudia M. Pieropan
                                            ------------------------------------
                                             Claudia M. Pieropan
                                             Vice President, Finance,
                                             Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit No.                             Description                              Page No.
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
   99.1      Press Release dated May 6, 1998 issued by Hines Horticulture, Inc.     5
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